EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Internet Infinity, Inc. (the “Company”) on Form 10-Q/A for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, George P. Morris, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 13, 2010

/s/ George Morris
George Morris
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Internet Infinity, Inc. and will be retained by Internet Infinity, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.